                                                                   Exhibit 10.17

                                                                  Execution Copy
                      FIRST AMENDMENT TO CREDIT AGREEMENT
                          [Revolving Credit Facility]

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 26th day of February, 2001, by and among PLAINS MARKETING, L.P. ("Borrower"), ALL AMERICAN PIPELINE, L.P. ("All American") and PLAINS ALL AMERICAN PIPELINE, L.P. ("Plains MLP"), as guarantors, FLEET NATIONAL BANK, as Administrative Agent (in such capacity, "Administrative Agent"), and the Lenders party hereto.

                              W I T N E S S E T H:

     WHEREAS, Borrower, All American, Plains MLP, Administrative Agent and Lenders entered into that certain Credit Agreement [Revolving Credit Facility] dated as of May 8, 2000 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, All American, Plains MLP, Administrative Agent, and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this First Amendment to Credit Agreement.

          "Amendment Documents" means this Amendment, the Renewal Notes, and the Amendments to Security Documents as described in Section 3.1(c) hereof.

          "Credit Agreement" means the Original Agreement as amended hereby.

          "Original Notes" means the "Notes" referred to and defined as such in the Original Agreement.

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          "Renewal Notes" means the renewal promissory notes of Borrower in the form attached hereto as Exhibit A, expressly renewing, extending and increasing the Original Notes.

                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions. (a) Applicable Leverage Level. The table set forth in the definition of "Applicable Leverage Level" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:


        Applicable
      Leverage Level                Leverage Ratio
     -----------------   ------------------------------------
     Level I             greater than or equal to 4.50 to 1.0

     Level II            greater than or equal to 4.25 to 1.0
                              but less than 4.50 to 1.0

     Level III           greater than or equal to 4.00 to 1.0
                              but less than 4.25 to 1.0

     Level IV            greater than or equal to 3.50 to 1.0
                              but less than 4.00 to 1.0

     Level V             greater than or equal to 3.00 to 1.0
                              but less than 3.50 to 1.0

     Level VI            greater than or equal to 2.25 to 1.0
                              but less than 3.00 to 1.0

     Level VII           greater than or equal to 1.75 to 1.0
                              but less than 2.25 to 1.0

     Level VIII                 less than 1.75 to 1.0


     (b) Base Rate Margin: The table set forth in the definition of "Base Rate Margin" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

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 Applicable Leverage Level     Base Rate Margin
-----------------------------------------------
Level I                                   1.500%
-----------------------------------------------
Level II                                  1.250%
-----------------------------------------------
Level III                                 1.125%
-----------------------------------------------
Level IV                                  1.000%
-----------------------------------------------
Level V                                   0.500%
-----------------------------------------------
Level VI                                  0.250%
-----------------------------------------------
Level VII or Level VIII                   0.000%
-----------------------------------------------

     (c) Commitment. The definition of "Commitment" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Commitment" means, subject to the last sentence of Section 2.1, $471,666,666.67. Each Lender's Commitment shall be the amount initially set forth on the Lender Schedule, as such Lender's Commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.5(c), or increased from time to time pursuant to the last sentence of Section 2.1.

     (d) Commitment Fee Rate. The table set forth in the definition of "Commitment Fee Rate" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     Applicable Leverage Level        Commitment Fee Rate
---------------------------------------------------------
Level I or Level II or Level III                    0.500%
 or Level IV or Level V
---------------------------------------------------------
Level VI or Level VII                               0.375%
---------------------------------------------------------
Level VIII                                          0.250%
---------------------------------------------------------

     (e) Consolidated EBITDA. Clause (5) of the definition of "Consolidated EBITDA" set forth in Section 1.1 of the Original Agreement is hereby renumbered clause (6), and a new clause (5) is hereby added immediately before "minus" preceding such clause (6), to read as follows:

     plus (5) settlement payments made in such period with respect to litigation arising out of the unauthorized trading activity by Borrower during the period of January 1, 1999 to November 20, 1999, not to exceed an aggregate amount of $6,963,000

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     (f) Consolidated Funded Indebtedness.  The proviso at the end of the last sentence of the definition of "Consolidated Funded Indebtedness" set forth in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     provided, however, that Consolidated Funded Indebtedness shall not include Indebtedness in respect of letters of credit, Cash and Carry Purchases, or margin deposits.

     (g) Letter of Credit Fee Rate. The table set forth in the definition of "Letter of Credit Fee Rate" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

 Applicable Leverage Level     LC Fee Rate
------------------------------------------
Level I                              3.000%
------------------------------------------
Level II                             2.750%
------------------------------------------
Level III                            2.625%
------------------------------------------
Level IV                             2.500%
------------------------------------------
Level V                              2.000%
------------------------------------------
Level VI                             1.750%
------------------------------------------
Level VII                            1.500%
------------------------------------------
Level VIII                           1.250%
------------------------------------------

     (h) LIBOR Rate Margin. The table set forth in the definition of "LIBOR Rate Margin" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                                                       Revolving Credit Facility

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Applicable Leverage Level      LIBOR Rate Margin
------------------------------------------------
Level I                                    3.000%
------------------------------------------------
Level II                                   2.750%
------------------------------------------------
Level III                                  2.625%
------------------------------------------------
Level IV                                   2.500%
------------------------------------------------
Level V                                    2.000%
------------------------------------------------
Level VI                                   1.750%
------------------------------------------------
Level VII                                  1.500%
------------------------------------------------
Level VIII                                 1.250%
------------------------------------------------

     (i) Maturity Date. The reference to "April 30, 2004" set forth in the definition of "Maturity Date" set forth in Section 1.1 of the Original Agreement is hereby amended to refer instead to "April 30, 2005".

     (j) Permitted Investments. Clause (c) of the definition of "Permitted Investments" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

     (c) Investments by Plains MLP or any of its Subsidiaries in:

          (I) any Wholly Owned Subsidiary of Plains MLP which is a Guarantor, other than any Canadian Subsidiary or

          (II) any Canadian Subsidiary, provided that (A) Borrower shall notify Administrative Agent and each Lender in the event the aggregate amount of such Investments in Canadian Subsidiaries shall exceed $100,000 and (B) the aggregate amount of such Investments in Canadian Subsidiaries shall not exceed (x) $100,000 in the aggregate prior to the earlier of the CanPet Acquisition Closing Date and Murphy Acquisition Closing Date, (y) $27,000,000 (exclusive of any Investment described in clause (z) below) with respect to the CanPet Acquisition, the proceeds of which shall be used to consummate the CanPet Acquisition, to fund contango transactions and for working capital purposes with respect to the CanPet Acquisition, and (z) $57,000,000 (exclusive of any Investment described in clause (y) above) with respect to the Murphy Acquisition, the proceeds of which shall be used to consummate the Murphy Acquisition, to fund contango transactions and for working capital purposes with respect to the Murphy Acquisition.

     The reference to "$5,000,000" set forth in clause (d) of such definition is hereby amended to refer instead to "the Dollar Equivalent of $5,000,000".


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     (k) Canadian Dollars, Canadian Subsidiaries and CanPet Acquisition.  The
following definitions of "Canadian Dollars", "Canadian Subsidiaries", "CanPet Acquisition", "Canpet Acquisition Documents" and "Canpet Closing Date" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Business Day", to read as follows:

          "Canadian Dollars" and "C$" means the lawful currency of Canada.

          "Canadian Subsidiaries" means each of PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company, Plains Marketing Canada, L.P., an Alberta limited partnership, and each of their Subsidiaries, whether now owned or hereafter acquired.

          "CanPet Acquisition" means the acquisition by Borrower and Plains Marketing Canada, L.P. of all or substantially all of the assets of CanPet Energy Group (USA), Inc. and CanPet Energy Group Inc., respectively, pursuant to the CanPet Acquisition Documents.

          "CanPet Acquisition Documents" means the purchase and sale agreement, title transfer documents and all other agreements or instruments executed and delivered by Borrower, Plains Marketing Canada, L.P. or any Affiliate in connection therewith to consummate the CanPet Acquisition.

          "CanPet Acquisition Closing Date" means the date on which the CanPet Acquisition shall have been consummated and Borrower and Plains Marketing Canada, L.P. shall have taken good and defensible title to the assets subject thereof.

     (l) Dollars and Dollar Equivalent. The following definitions of "Dollars" and "Dollar Equivalent" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Disclosure Schedule", to read as follows:

          "Dollars" and "$" means U.S. dollars except where otherwise specified.

          "Dollar Equivalent" of any amount of any currency at any date means
     (i) if such currency is Dollars, the amount of such currency, or (ii) if such currency is Canadian Dollars, the equivalent in Dollars of such amount of such currency based upon the rate of exchange for such conversion as quoted by the Bank of Canada at approximately 12:00 noon, Toronto time (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Administrative Agent) on the date on or as of which such amount is to be determined.

     (m) Murphy Acquisition. The following definitions of "Murphy Acquisition", "Murphy Acquisition Documents" and "Murphy Acquisition Closing Date" are hereby added to Section 1.1 of the Original Agreement immediately following the definition of "Moody's", to read as follows:

                                                       Revolving Credit Facility

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          "Murphy Acquisition" means the acquisition by Plains Marketing Canada,
     L.P. of certain assets from Murphy Oil Company Ltd. as previously disclosed by Borrower to Administrative Agent and Lenders pursuant to the Murphy Acquisition Documents.

          "Murphy Acquisition Documents" means the purchase and sale agreement, title transfer documents and all other agreements or instruments executed and delivered by Plains Marketing Canada, L.P. or any Affiliate in connection therewith to consummate the Murphy Acquisition.

          "Murphy Acquisition Closing Date" means the date on which the Murphy Acquisition shall have been consummated and Plains Marketing Canada, L.P. shall have taken good and defensible title to the assets subject thereof.

     (S) 2.2.  Amendment of Marketing Credit Agreement.  The second sentence of
Section 1.3 of the Original Agreement is hereby amended by adding the following phrase at the end thereof:

     , as amended by the First Amendment to Credit Agreement [Letter of Credit and Hedged Inventory Facility] dated as of February 26, 2001 and as amended and restated as contemplated by and provided for in such First Amendment.

     (S) 2.2A. Maximum Commitment. Section 2.1 of the Original Agreement is hereby amended by adding the following sentence at the end thereof:

     Borrower shall have the right, without the consent of the Lenders but with the prior approval of the Administrative Agent, not to be unreasonably withheld, to cause from time to time an increase in the Commitment by adding to this Agreement one or more additional Lenders or by allowing one or more Lenders to increase their respective Commitments; provided however
     (i) no Event of Default shall have occurred hereunder which is continuing,
     (ii) no such increase shall result in the aggregate Commitment hereunder to exceed $500,000,000, (iii) no Lender's Commitment shall be increased without such Lender's consent, and (iv) on the effective date of any such increase, there shall be no outstanding LIBOR Loans hereunder.

     (S) 2.3. Notices and Environmental Matters. The references to "$1,000,000" set forth in Section 6.4(e), 6.12(b) and 6.12(c) of the Original Agreement are hereby amended to refer instead to "the Dollar Equivalent of $1,000,000".

     (S) 2.4. Indebtedness under Marketing Credit Agreement and Issuance of Additional Indebtedness. The reference to "$350,000,000" set forth in Section 7.1(e) of the Original Agreement is hereby amended to refer instead to "$300,000,000".

     Clause (g) of Section 7.1 of the Original Agreement is hereby redesignated clause (h), and a new clause (g) is hereby added immediately before such clause
(h), to read as follows:


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          (g) Indebtedness owing by Plains MLP or any other Restricted Person under its senior unsecured privately placed or public term Indebtedness (and any Indebtedness issued in exchange therefor), provided (1) such Indebtedness shall not permit optional redemption by the issuer or mandatory redemption by any holder thereof solely at the option of any such holder, nor any stated maturity, in each case prior to the Maturity Date,
     (2) the indenture governing such Indebtedness shall have no covenants or other requirements more onerous than the Loan Documents, (3) the aggregate outstanding face amount of such Indebtedness shall not exceed $400,000,000,
     (4) all of the net proceeds of such originally issued Indebtedness shall be used to repay Loans to Borrower, (5) upon the receipt of net proceeds from the original issuance of such Indebtedness, the Commitment shall be permanently reduced by an amount equal to (A) forty percent (40%) of the face amount of such Indebtedness, if the aggregate face amount is less than $350,000,000, or (B) fifty percent (50%) of the face amount of such Indebtedness, if the aggregate face amount of such bonds is equal to or greater than $350,000,000, and (6) both immediately prior to and immediately following the consummation of such offering, no Default or Event of Default shall have occurred and be continuing.

     The reference to "$25,000,000" set forth in Section 7.1(g) of the Original Agreement (to be redesignated as clause (h) as set forth in the prior paragraph hereof) is hereby amended to refer instead to "the Dollar Equivalent of $25,000,000".

     (S) 2.5. Limitation on Sales of Property. The reference to "$10,000,000" set forth in Section 7.5(c) of the Original Agreement is hereby amended to refer instead to "the Dollar Equivalent of $10,000,000".

     (S) 2.6. Debt Coverage Ratio. Section 7.12 of the Original Agreement is hereby amended in its entirety to read as follows:

          Section 7.12. Debt Coverage Ratio. (a) At the end of any Fiscal Quarter, (b) on any date on which General Partner declares a distribution permitted under Section 7.6 and (c) on the date of any Permitted Acquisition, both immediately prior to and after giving effect to the consummation thereof, the Debt Coverage Ratio will not be greater than:

               (i) prior to both the CanPet Acquisition Closing Date and Murphy Acquisition Closing Date: (A) 4.0 to 1.0, in the case of any determination during the period from the date hereof through and including March 31, 2002, and (B) 3.75 to 1.0, in the case of any determination thereafter;

               (ii) on and after the CanPet Acquisition Closing Date, and prior to the Murphy Acquisition Closing Date (if the CanPet Acquisition Closing Date shall occur prior to the Murphy Acquisition Closing
          Date): (I) 4.25 to 1.0, in the case of any determination during the period from the date hereof through and including December 30, 2002, and (II) 4.00 to 1.0, in the case of any determination thereafter; and

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

               (iii) on and after the Murphy Acquisition Closing Date (whether or not the CanPet Acquisition Closing Date has occurred): (A) 4.75 to 1.0, in the case of any determination during the period from the date hereof through and including September 29, 2001, (B) 4.50 to 1.0, in the case of any determination during the period from September 30, 2001 through and including June 29, 2002, (C) 4.25 to 1.0, in the case of any determination from June 30, 2002 through and including December 30, 2002, and (D) 4.00 to 1.0, in the case of any determination thereafter.

     As used herein, "Debt Coverage Ratio" means the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the four Fiscal Quarter period (or other period specified below) most recently ended prior to the date of determination for which financial statements contemplated by
     Section 6.2(a) or (b) are available to Borrower; provided, for purposes of this Section 7.12, if, since the beginning of the four Fiscal Quarter period ending on the date for which Consolidated EBITDA is determined, any Restricted Person shall have made any asset disposition or acquisition, shall have consolidated or merged with or into any Person (other than another Restricted Person), or shall have made any disposition or acquisition of a Restricted Person, Consolidated EBITDA shall be calculated giving pro forma effect thereto as if the disposition, acquisition, consolidation or merger had occurred on the first day of such period. Such pro forma effect shall be determined (i) in good faith by the chief financial officer of Borrower, and (ii) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA, except with the consent of Majority Lenders.

     (S) 2.7. Debt to Capital Ratio. Section 7.14 of the Original Agreement is hereby amended in its entirety to read as follows:

          Section 7.14 Debt to Capital Ratio. The ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth will never be greater than:

               (i) prior to both the CanPet Acquisition Closing Date and the Murphy Acquisition Closing Date: 0.65 to 1.0 at any time;

               (ii) on and after the CanPet Acquisition Closing Date, and prior to the Murphy Acquisition Closing Date (if the CanPet Acquisition Closing Date shall occur prior to the Murphy Acquisition Closing
          Date): 0.67 to 1.0 at any time prior to December 30, 2002, and 0.65 to
          1.0 thereafter; and

               (iii) on and after the Murphy Acquisition Closing Date (whether or not the CanPet Acquisition Closing Date has occurred): 0.73 to 1.0 at any time prior to December 30, 2002, and 0.65 to 1.0 thereafter.

                                                       Revolving Credit Facility

                                       9
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     (S) 2.8.  Events of Default.  The references to "$2,500,000" set forth in
Section 8.1(g), 8.1(i)(iv), 8.1(i)(v) and 8.1(i)(vi) of the Original Agreement are hereby amended to refer instead to "the Dollar Equivalent of $2,500,000".

     (S) 2.9. Lender Schedules. Each Lender's Initial Commitment and Percentage Share set forth on its Lender Schedule attached as Schedule 1 to the Original Agreement is hereby amended to refer instead to such Lender's Initial Commitment and Percentage Share as set forth opposite its signature block hereon. Schedule 1 to the Original Agreement is further hereby amended by adding new Lender Schedules to read as set forth on the Lender Schedules attached hereto. The Composite Lender Schedule set forth on the last page of the Lender Schedule attached as Schedule 1 to the Original Agreement is hereby amended in its entirety to read as set forth on the Composite Lender Schedule attached hereto.

     (S) 2.10. Schedules and Exhibits. Schedule 3 and Exhibit A attached to the Original Agreement are hereby amended in their respective entirety to read as set forth on Schedule 3 and Exhibit A attached hereto.

     (S) 2.11. Consent to Transfers and Issuances of Limited Partner Interests in Plains Marketing Canada, L.P. As of the date hereof, Plains Marketing Canada LLC, a Delaware limited liability company, owns all of the outstanding limited partner interests in Plains Marketing Canada, L.P., an Alberta limited partnership. Lenders hereby consent to the transfer by Plains Marketing Canada LLC, a Delaware limited liability company, of any or all such outstanding limited partner interests in Plains Marketing Canada, L.P. to Borrower, and waive any Default or Event of Default under Section 7.4(b) or Section 7.7 of the Credit Agreement caused thereby.

     As of the date hereof, all of the outstanding limited partner interests in Plains Marketing Canada, L.P., an Alberta limited partnership, are owned, directly or indirectly, by Borrower. Lenders hereby consent to the issuance by Plains Marketing Canada, L.P., an Alberta limited partnership, of limited partner interests to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc. to effect the consummation of the CanPet Acquisition as set forth in the CanPet Acquisition Documents, and waive any Default or Event of Default under Section
7.4 or Section 7.6 of the Credit Agreement caused thereby, provided, such limited partner interests shall:

          (i) pay no cash dividend nor entitle the holder thereof to any cash distribution, except upon dissolution (provided that the foregoing shall not prevent the accrual of any such dividends or distributions);

          (ii) not entitle the holder thereof to any right to manage or control Plains Marketing Canada, L.P. or vote with respect thereto; and

          (iii) not be redeemable or exchangeable by the holder thereof for cash or callable or subject to a put option for cash at the option of any such holder.

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                                       10
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     In the event any limited partner interests issued by Plains Marketing
Canada, L.P., an Alberta limited partnership, to CanPet Energy Group (USA), Inc. or CanPet Energy Group Inc. are exchanged for units issued by Plains MLP, Lenders hereby consent to the contribution by Plains MLP to Borrower of any and all such partnership interests, and waive any Default or Event of Default under
Section 7.4(c) or Section 7.5 of the Credit Agreement caused thereby.

     (S) 2.12. Consent to CanPet Acquisition. Lenders hereby consent to the CanPet Acquisition (as defined in the Credit Agreement as amended hereby), subject to the following:

          (a) Administrative Agent shall have received and approved copies of all environmental evaluations, reports or reviews related to properties to be acquired pursuant to the CanPet Acquisition, and there shall be no existing or potential environmental liabilities disclosed thereunder or otherwise existing except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof.

          (b) Administrative Agent and each Lender shall have received any updated or revised business and/or financial projections with respect to the assets and operations to be acquired pursuant to the CanPet Acquisition, and no such projection shall materially and adversely differ from those projections previously delivered to Administrative Agent and Lenders.

          (c) The CanPet Acquisition shall exclude the acquisition of any existing or potential environmental or litigation liabilities incurred prior to the CanPet Acquisition Closing Date, except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof, and Borrower and Plains Marketing Canada, L.P., as acquirers, shall have received an environmental indemnity providing for a deductible of not more than C$50,000 in the aggregate (not applicable with respect to environmental liabilities disclosed to Administrative Agent and Lenders prior to the date hereof) and a cap of not less than C$3,000,000 in the aggregate, to be effective for not less than two years with respect to on-site contamination and three years with respect to off-site contamination following the CanPet Acquisition Closing Date, and otherwise reasonably satisfactory to Administrative Agent with respect to such liabilities.

          (d) Administrative Agent shall have received and approved copies of all CanPet Acquisition Documents and all other related documents as Administrative Agent may request.

          (e) The cash portion of the purchase price shall not exceed
     $26,000,000.

          (f) Both immediately prior to and immediately following the consummation of the CanPet Acquisition, no Material Adverse Change shall have occurred since December 31, 1999, and no Default or Event of Default shall have occurred and be continuing.


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                                       11

          (g) Canadian Subsidiaries shall have delivered Security Documents pursuant to Section 6.14 of the Credit Agreement with respect to the properties acquired pursuant to the CanPet Acquisition, the definition of "Marketing Credit Priority Collateral" set forth in the Intercreditor Agreement dated May 8, 2000 among the Administrative Agent, Lenders and the administrative agent and lenders under the Marketing Credit Agreement shall be amended to include properties of the type described therein owned by Canadian Subsidiaries as well as Borrower, and pursuant thereto such Liens on such Canadian Subsidiaries' property securing the Obligations shall be subordinated to the Liens on such Canadian Subsidiaries' property securing the Indebtedness under the Marketing Credit Agreement.

     (S) 2.13. Consent to Murphy Acquisition. Lenders hereby consent to the Murphy Acquisition, subject to the following:

          (a) Administrative Agent shall have received and approved copies of all environmental evaluations, reports or reviews related to properties to be acquired pursuant to the Murphy Acquisition, and there shall be no existing or potential environmental liabilities disclosed thereunder or otherwise existing except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof.

          (b) Administrative Agent and each Lender shall have received any updated or revised business and/or financial projections with respect to the assets and operations to be acquired pursuant to the Murphy Acquisition, and no such projection shall materially and adversely differ from those projections previously delivered to Administrative Agent and Lenders.

          (c) The Murphy Acquisition shall exclude the acquisition of any existing or potential environmental or litigation liabilities incurred prior to the Murphy Acquisition Closing Date, except as disclosed by Borrower to Administrative Agent and Lenders prior to the date hereof, and Plains Marketing Canada, L.P., as acquirer, shall have received an environmental indemnity with respect to all environmental liabilities disclosed to Administrative Agent and Lenders prior to the date hereof and further providing for a deductible of not more than $300,000 in the aggregate, with a $20,000 deductible per site thereafter, and a cap of not less than $3,000,000 in the aggregate, with respect to all other environmental liabilities, and otherwise reasonably satisfactory to Administrative Agent with respect to such liabilities.

          (d) Administrative Agent shall have received and approved copies of all Murphy Acquisition Documents and all other related documents as Administrative Agent may request.

          (e) The cash portion of the purchase price shall not exceed $155,000,000 (subject to upward adjustment for net working capital adjustments not to exceed $6,000,000 in the aggregate).

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

          (f) Both immediately prior to and immediately following the consummation of the Murphy Acquisition, no Material Adverse Change shall have occurred since December 31, 1999, and no Default or Event of Default shall have occurred and be continuing.

          (g) On the Murphy Acquisition Closing Date: (1) Canadian Subsidiaries shall on the Murphy Acquisition Closing Date deliver Security Documents pursuant to Section 6.14 of the Credit Agreement (together with opinions of legal counsel for Canadian Subsidiaries and related corporate documents and records; documents evidencing governmental authorizations, consents, approvals, licenses and exemptions; and certificates of public officials and of officers and representatives of Restricted Persons as Administrative Agent may request) with respect to all of their properties, and (2) the Intercreditor Agreement dated May 8, 2000 among the Administrative Agent, Lenders and the administrative agent and lenders under the Marketing Credit Agreement shall be amended and restated to, among other things, amend the definition of "Marketing Credit Priority Collateral" to include properties of the type described therein owned by Canadian Subsidiaries as well as Borrower, and pursuant thereto such Liens on such Canadian Subsidiaries' property securing the Obligations shall be subordinated to the Liens on such Canadian Subsidiaries' property securing the Indebtedness under the Marketing Credit Agreement.

     (S) 2.14. Consent to Restated Agreement. Lenders hereby consent to (a) the addition to the Credit Agreement of a $100,000,000 term loan facility to PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company and a Canadian Subsidiary, and $30,000,000 Canadian working capital revolving credit facility to PMC (Nova Scotia) Company, a Nova Scotia unlimited liability company, or Plains Marketing Canada, L.P., an Alberta limited partnership, or both of them if applicable, to be funded in connection with the consummation of the Murphy Acquisition, pursuant to the terms and conditions set forth on the indicative term sheet attached hereto as Annex I, and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and LC Obligations and the accrued interest and fees in respect thereof and pari passu with respect to all Collateral thereunder, subject only to the Intercreditor Agreement described in Section 2.12, and (b) the inclusion of the outstanding commitments of all lenders under the Credit Agreement, whether Lenders, term lenders or Canadian working capital revolver lenders, whether drawn or undrawn, in any determination of Majority Lenders (other than with respect to extensions of maturity or reductions in amortization of a facility, which shall include only the commitments of lenders under such facility with respect to determinations thereof).

     In furtherance of the foregoing, each Lender hereby acknowledges and agrees that it shall, subject to reasonable documentation review and approval of Majority Lenders, execute and deliver (a) an amended and restated credit agreement, adding such facilities to the Credit Agreement, and (b) an amended and restated intercreditor agreement among all lenders under the facilities under the Credit Agreement, as so amended and restated, and under the Marketing Credit Agreement, providing for, among other things (i) such ratable sharing and voting among

                                                       Revolving Credit Facility
all lenders under the facilities under the Credit Agreement as so amended and restated as set forth above and (ii) an amendment to the definition of "Marketing Credit Priority Collateral" in the existing Intercreditor Agreement to include properties of the type described therein owned by Canadian Subsidiaries as well as Borrower, and pursuant thereto Liens on all other property securing the Indebtedness under the Marketing Credit Agreement shall be subordinated to the Liens on such property securing the Obligations, and Liens on such "Marketing Credit Priority Collateral" securing the Obligations shall be subordinated to the Liens on such "Marketing Credit Priority Collateral" securing the Indebtedness under the Marketing Credit Agreement. In consideration of each Lender's execution and delivery of this Agreement and such Lender's agreement to execute and deliver such amended and restated credit agreement and intercreditor agreement, Borrower hereby agrees to pay to Administrative Agent for the account of each Lender the amendment fees and/or work fees set forth in that certain letter of even date herewith between Borrower and Administrative Agent, on behalf of Lenders.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when:

     (a) Administrative Agent shall have received, at Administrative Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders (and with respect to Section 2.1(i), all Lenders), and consented to by each Guarantor;

     (b) Borrower shall have issued and delivered to Administrative Agent, for subsequent delivery to each Lender, a Renewal Note with appropriate insertions payable to the order of such Lender, duly executed on behalf of Borrower, dated the date hereof,

     (c) Restricted Persons shall have executed and delivered to Administrative Agent Amendments to Security Documents amending the description of the secured indebtedness therein to reflect the issuance of the Renewal Notes;

     (d) Administrative Agent shall have received an amendment fee paid by Borrower for the account of each Lender equal to 0.15% of the amount such Lender's revised Commitment set forth opposite its signature block hereto exceeds such Lender's Commitment immediately prior to the effectiveness hereof, and all other fees required to be paid to Administrative Agent or any Lender pursuant to any Loan Documents, including fees and expenses of Thompson & Knight LLP, counsel to Administrative Agent; and

     (e) Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

          (i) Marketing Credit Amendment. A contemporaneous amendment to the Marketing Credit Agreement, decreasing the Maximum Facility Amount to

                                                       Revolving Credit Facility

     $200,000,000, consenting to the CanPet Acquisition and the Murphy Acquisition on the same terms and conditions set forth herein, amending certain financial covenants on the same terms and conditions set forth herein, and amending various other provisions therein consistent with the amendments set forth herein;

          (ii) Opinions of Counsel for Restricted Persons. The written opinions of Fulbright & Jaworski, L.L.P., special Texas and New York counsel to Restricted Persons, and an opinion of Tim Moore, General Counsel for Restricted Persons, addressed to Administrative Agent and Lenders, to the effect that this Amendment, each Renewal Note and the other Amendment Documents have been duly authorized, executed and delivered by Restricted Persons, to the extent a party thereto, and that the Credit Agreement, each Renewal Note and the other Amendment Documents constitute the legal, valid and binding obligations of Restricted Persons, to the extent a party thereto, enforceable in accordance with their respective terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect).

          (iii) Officer's Certificate. A certificate of a duly authorized officer of General Partner stating that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

          (iv) Supporting Documents. (I) A Certificate of the Secretary of General Partner dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of General Partner authorizing the execution, delivery and performance of this Amendment, each Renewal Note and the other Amendment Documents by Restricted Persons and certifying the names and true signatures of the officers of General Partner authorized to sign this Amendment, each Renewal Note and the other Amendment Documents on behalf of Restricted Persons, and (II) such supporting documents as Administrative Agent may request.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1. Representations and Warranties of Plains MLP and Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrower represent and warrant to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment, each Renewal Note and each other Amendment Document, to the extent a party thereto, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all action necessary to authorize the execution and delivery of this Amendment,

                                                       Revolving Credit Facility
     each Renewal Note and each other Amendment Document, to the extent a party thereto, and to authorize the performance of their respective obligations hereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment, each Renewal note and each other Amendment Document, to the extent a party thereto, the performance by each Restricted Person of its respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of any Law or of the organizational documents of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders and other Permitted Liens. Except for those which have been duly obtained, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment, any Renewal Note or any other Amendment Document, or to consummate the transactions contemplated hereby and thereby.

          (d) When duly executed and delivered, each of this Amendment, each Renewal Note, each other Amendment Document, and each of the Loan Documents, as amended hereby and thereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally).

          (e) The business and financial projections with respect to the assets and operations to be acquired pursuant to the CanPet Acquistion and the Murphy Acquisition previously delivered to Administrative Agent and Lenders fairly present Restricted Persons' best projections with respect thereto, and are based on reasonable historical business assumptions with respect to such assets and operations as well as Restricted Persons' current business operations and financial performance. No Material Adverse Change has occurred since December 31, 1999.

                          ARTICLE V. -- Miscellaneous

     (S) 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents (including but not limited to each Guaranty), as they may be amended or affected by this Amendment or any other Amendment Document, are hereby ratified and confirmed in all respects by each Restricted Person to the extent a party thereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the Notes in any other Loan Document shall be deemed to be a reference to the Renewal Notes issued and
delivered pursuant to this Amendment.   The execution, delivery and
effectiveness of this Amendment, the Renewal Notes and the other Amendment Documents shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative

                                                       Revolving Credit Facility

Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2. Ratification of Security Documents. Restricted Persons, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the LC Obligations, as amended hereby, or the Notes, as amended hereby, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document and re-guarantees all Obligations, as amended hereby.

     (S) 5.3. Ratification of Intercreditor Agreement. Each Lender hereby acknowledges and confirms that all Obligations under the Credit Agreement, as amended hereby, and the "Obligations" under the Marketing Credit Agreement, as amended on the date hereof, shall be and shall remain subject to the terms and entitled to the benefits of the Intercreditor Agreement.

     (S) 5.4. Survival of Agreements. All representations, warranties, covenants and agreements of the Restricted Persons herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan and the issuance and delivery of the Renewal Notes, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.5. Loan Documents. This Amendment, each Renewal Note, and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

     (S) 5.6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.7. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

                                                       Revolving Credit Facility

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS MARKETING, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                       ------------------
                                       Phil Kramer
                                       Executive Vice President

                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                       ------------------
                                       Phil Kramer
                                       Executive Vice President


                              ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                       ------------------
                                       Phil Kramer
                                       Executive Vice President

                                                       Revolving Credit Facility

Lender's Initial Commitment: $71,904,761,91   FLEET NATIONAL BANK,
Percentage Share:            15.244826%       as Administrative Agent and
Lender

                                              By:   /s/   Terrence Ronan
                                                  -----------------------
                                                  Terrence Ronan,
                                                  Managing Director


Lender's Initial Commitment: $61,666,666.67   FIRST UNION NATIONAL BANK, Lender
Percentage Share:            13.074205%
                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $61,666,666.67   BANK OF AMERICA, N.A., Lender
Percentage Share:            13.074205%
                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $46,666,666.67   BANK ONE, NA (MAIN OFFICE
Percentage Share:            9.893993%        CHICAGO), successor by merger to
                                              Bank One Texas, N.A.,  Lender

                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:

Lender's Initial Commitment: $51,666,666.67   FORTIS CAPITAL CORP., Lender
Percentage Share:            10.954064%
                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:

                                                       Revolving Credit Facility

Lender's Initial Commitment: $21,333,333.33   U.S. BANK NATIONAL ASSOCIATION,
Percentage Share:            4.522968%        Lender

                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $24,976,190.47   BANK OF SCOTLAND, Lender
Percentage Share:            5.295305%
                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $21,333,333.33   WELLS FARGO BANK (TEXAS),
Percentage Share:            4.522968%        NATIONAL ASSOCIATION, Lender

                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $25,000,000      THE BANK OF NOVA SCOTIA, Lender
Percentage Share:            5.300353%
                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $17,833,333.33   CREDIT AGRICOLE INDOSUEZ, Lender
Percentage Share:            3.780919%
                                              By:  /s/
                                                  -------------------------
                                                  Name:
                                                  Title:

                                                       Revolving Credit Facility

Lender's Initial Commitment: $6,666,666.67    GUARANTY FEDERAL BANK, F.S.B.,
Percentage Share:            1.413428%        Lender

                                              By:  /s/
                                                  --------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $21,428,571.43   TORONTO DOMINION (TEXAS), INC.,
Percentage Share:            4.543160%        Lender

                                              By:  /s/
                                                  --------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $10,714,285.71   SOUTHWEST BANK OF TEXAS, N.A.,
Percentage Share:            2.271580%        Lender

                                              By:  /s/
                                                  --------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $21,666,666.67   UNION BANK OF CALIFORNIA, Lender
Percentage Share:            4.593640%
                                              By:  /s/
                                                  --------------------------
                                                  Name:
                                                  Title:


Lender's Initial Commitment: $7,142,857.14    COMERICA BANK-TEXAS, Lender
Percentage Share:            1.514387%
                                              By:   /s/
                                                  --------------------------
                                                  Name:
                                                  Title:

                                                       Revolving Credit Facility

                             CONSENT AND AGREEMENT

     Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the execution and delivery of the Renewal Notes and the other Amendment Documents, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Renewal Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iv) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Renewal Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                         PLAINS MARKETING CANADA LLC

                         By:  Plains Marketing, L.P., its sole member

                              By:   Plains All American Inc.,
                                    its general partner

                                    By:   /s/ Phil Kramer
                                       ---------------------------------
                                       Phil Kramer, Exec. Vice President


                         PMC (NOVA SCOTIA) COMPANY

                         By:   /s/ Phil Kramer
                            ---------------------------------
                            Phil Kramer, Exec. Vice President


                         PLAINS MARKETING CANADA, L.P.

                         By:  PMC (Nova Scotia) Company,
                              its general partner

                              By:   /s/ Phil Kramer
                                 ---------------------------------
                                 Phil Kramer, Exec. Vice President

                                                       Revolving Credit Facility